Exhibit 10.4.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of April 9, 2014, by and among Enviva, LP, a Delaware limited partnership (the “Borrower”), Enviva GP, LLC, a Delaware limited liability company (the “GP”), Enviva MLP Holdco, LLC, a Delaware limited liability company (“MLP Holdco”), the entities set forth on the signature pages hereto under the heading “Subsidiary Guarantors” (the “Subsidiary Guarantors”), Barclays Bank PLC (“Barclays”), as administrative agent (in such capacity, the “Administrative Agent”), and the Lenders and LC Facility Issuing Banks (each as defined in the Credit Agreement described below) party hereto.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of November 9, 2012, by and among the Borrower, the GP, MLP Holdco, the Subsidiary Guarantors, the Lenders party thereto, the LC Facility Issuing Banks party thereto, the Administrative Agent, Barclays, as collateral agent (as amended, modified or otherwise supplemented through the date hereof, the “Credit Agreement”);

WHEREAS, at the request of the Borrower, each undersigned Lender (constituting the Required Lenders as of the Effective Date (as defined in Section 4 of this Amendment)) and each LC Facility Issuing Bank is, subject to the terms and conditions contained herein, willing to agree to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

1. Definitions. Capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement. Upon the Effective Date, the Credit Agreement shall be amended as follows:

(a) Section 2.04(b)(v)(ii)(y) of the Credit Agreement shall be amended and restated to read as follows:

(y) projected four-quarter EBITDA (calculated pursuant to the next succeeding sentence) shall not exceed 2.50:1.00, as certified in the certificate provided pursuant to Section 2.06(b)(vii)

(b) The table in Section 8.04(a) of the Credit Agreement shall be replaced with the following table:

Measurement Period Ending	Ratio
March 31, 2014	4.75:1.00
June 30, 2014	4.25:1.00
September 30, 2014	3.50:1.00
December 31, 2014	3.00:1.00
March 31, 2015 and thereafter	2.50:1.00

3. Representations and Warranties. In order to induce the Administrative Agent, the Collateral Agent and the undersigned Lenders and LC Facility Issuing Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party that is a party hereto represents and warrants to the Administrative Agent, the Collateral Agent and each Lender and LC Facility Issuing Bank that the following statements are true and correct:

(a) such Loan Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated hereby;

(b) the execution, delivery and performance of this Amendment has been duly authorized by all necessary limited liability company or limited partnership (as applicable) action on the part of such Loan Party;

(c) this Amendment has been duly executed and delivered by such Loan Party and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(d) the execution, delivery and performance by such Loan Party of this Amendment and the transactions contemplated hereby do not and will not (i) violate (A) any provision of any law or any governmental rule or regulation applicable to such Loan Party or (B) any order, judgment or decree of any court or other agency of government binding on such Loan Party except where such violation could not reasonably be expected to have a Material Adverse Effect, (ii) violate any of the Organizational Documents of such Loan Party, (iii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Loan Party except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect, (iv) result in or require the creation or imposition of any Lien upon any of the Properties of such Loan Party (other than any Permitted Liens) or (v) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of such Loan Party, except for (A) such approvals or consents which have been obtained and are in full force and effect, and (B) any such approvals or consents the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect;

(e) the execution, delivery and performance by such Loan Party of this Amendment and the consummation of the transactions contemplated hereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for (i) the registrations, consents, approvals, notices or other actions which have been duly obtained, taken, given or made and, are in full force and effect, (ii) registrations, consents, approvals, notices or other actions required by securities, regulatory or applicable law in connection with an exercise of remedies and (iii) such registrations, consents, approvals, notices or other actions that if not obtained and maintained in full force and effect could not reasonably be expected to have a Material Adverse Effect; and

(f) no Default or Event of Default has occurred and is continuing immediately before (other than the event specified in Section 5(a) hereof) and immediately after giving effect to this Amendment; and

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(g) the representations and warranties contained in each Loan Document are true and correct in all material respects on and as of the Effective Date, immediately before (other than the absence of the event specified in Section 5(a) hereof) and immediately after giving effect to this Amendment, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than such date, in which case as of such specific date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

4. Effective Date. This Amendment shall become effective and binding as of the first date (the “Effective Date”) on which the following conditions precedent have been satisfied:

(a) The Administrative Agent shall have received counterpart signature pages of this Amendment duly executed and delivered by the Borrower, the GP, MLP Holdco, each Subsidiary Guarantor and the Lenders constituting the Required Lenders as of the Effective Date.

(b) Each of the representations and warranties contained in Section 3 hereof shall be true and correct.

(c) Concurrently with the consummation of the transactions contemplated hereby on the Effective Date, the Borrower shall have paid all accrued and unpaid expenses of the Agents (including, the reasonable, documented and out-of-pocket accrued and unpaid fees and expenses of counsel) for which invoices have been presented to the Borrower on or before the date that is two Business Days prior to the Effective Date.

Notwithstanding anything to the contrary in this Amendment, each Lender party hereto, by delivering its signature page to this Amendment, hereby authorizes and directs the Administrative Agent and the Collateral Agent to execute and deliver this Amendment and such Lender shall be deemed to have acknowledged receipt of and consented to and approved this Amendment on the date such Lender delivers its signature page to this Amendment to the Administrative Agent, and each of the Administrative Agent and the Collateral Agent shall be entitled to rely on such consent and approval.

5. Waiver.

(a) Upon the Effective Date, the Lenders constituting the Required Lenders as of such date hereby agree to waive, solely with respect to the last day of the Fiscal Quarter ending March 31, 2014, any non-compliance by the Borrower with the Leverage Ratio covenant set forth in Section 8.04(a) of the Credit Agreement (as in effect prior to the amendment set forth in Section 2(b) hereof) as of such last day, and any Event of Default caused thereby under Section 9.01(c) of the Credit Agreement (as in effect prior to the amendment set forth in Section 2(b) hereof).

(b) The Borrower and each Guarantor hereby acknowledge and agree that the execution, delivery and effect of the waivers set forth in this Section 5 shall be limited precisely as written and shall not be deemed to (i) be consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically waived, amended or modified herein) of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which any of the Administrative Agent, Collateral Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

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6. Reference to and Effect on the Depositary Agreement and the Other Loan Documents.

(a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as specifically amended by this Amendment, the Depositary Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Secured Party under, the Credit Agreement or any of the other Loan Documents.

(d) This Amendment is a Loan Document. The provisions of Section 12.15 and 12.16 of the Credit Agreement shall apply with like effect to this Amendment.

7. Integration. This Amendment reflects the complete understanding of the parties hereto with regard to the subject matter hereof and supersedes all other agreements (oral or written) with regard thereto. This Amendment constitutes a “Loan Document” for purposes of the Credit Agreement.

8. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

10. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

ENVIVA, LP

By:	/s/ William H. Schmidt, Jr.
Name: William H. Schmidt, Jr. Title: Executive Vice President, General Counsel & Secretary

MLP HOLDCO:

ENVIVA MLP HOLDCO, LLC

By:	/s/ William H. Schmidt, Jr.
Name: William H. Schmidt, Jr. Title: Executive Vice President, General Counsel & Secretary

BORROWER GP:

ENVIVA GP, LLC

By:	/s/ William H. Schmidt, Jr.
Name: William H. Schmidt, Jr. Title: Executive Vice President, General Counsel & Secretary

Signature page to

Amendment

SUBSIDIARY GUARANTORS:

ENVIVA MATERIALS, LLC

By:	/s/ William H. Schmidt, Jr.
Name: William H. Schmidt, Jr. Title: Executive Vice President, General Counsel & Secretary

ENVIVA PELLETS AHOSKIE, LLC

By:	/s/ William H. Schmidt, Jr.
Name: William H. Schmidt, Jr. Title: Executive Vice President, General Counsel & Secretary

ENVIVA PELLETS AMORY, LLC

By:	/s/ William H. Schmidt, Jr.
Name: William H. Schmidt, Jr. Title: Executive Vice President, General Counsel & Secretary

ENVIVA PELLETS NORTHAMPTON, LLC

By:	/s/ William H. Schmidt, Jr.
Name: William H. Schmidt, Jr. Title: Executive Vice President, General Counsel & Secretary

ENVIVA PELLETS PERKINSTON, LLC

By:	/s/ William H. Schmidt, Jr.
Name: William H. Schmidt, Jr. Title: Executive Vice President, General Counsel & Secretary

Signature page to

Amendment

ENVIVA PELLETS SOUTHAMPTON, LLC

By:	/s/ William H. Schmidt, Jr.
Name: William H. Schmidt, Jr. Title: Executive Vice President, General Counsel & Secretary

ENVIVA PORT OF CHESAPEAKE, LLC

By:	/s/ William H. Schmidt, Jr.
Name: William H. Schmidt, Jr. Title: Executive Vice President, General Counsel & Secretary

Signature page to

Amendment

ADMINISTRATIVE AGENT:

BARCLAYS BANK PLC, as Administrative Agent

/s/ Ann E. Sutton
Name: Ann E. Sutton
Title: Director

Signature page to

Amendment

LENDERS: BARCLAYS BANK PLC, as a Lender

/s/ Ann E. Sutton
Name: Ann E. Sutton
Title: Director

Signature page to

Amendment

LC FACILITY ISSUING BANKS: BARCLAYS BANK PLC, as LC Facility Issuing Bank

/s/ Ann E. Sutton
Name: Ann E. Sutton
Title: Director

Signature page to

Amendment

GOLDMAN SACHS BANK USA, as Lender

/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Signature page to

Amendment

ROYAL BANK OF CANADA, as LC Facility Issuing Bank and Lender

/s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

Signature page to

Amendment

CITIBANK, N.A., as Lender

/s/ Anita Brickell
Name: Anita Brickell
Title: Vice President

Signature page to

Amendment

AGFIRST FARM CREDIT BANK, as Lender

/s/ Steven J. O’Shea
Name: Steven J. O’Shea
Title: Vice President

Signature page to

Amendment

AMERICAN AGCREDIT, PCA, as Lender

/s/ Dennis P. Regli
Name: Dennis P. Regli
Title: Vice President

Signature page to

Amendment